Statement of Additional Information (SAI) Supplement

American Century Government Income Trust (SAI dated August 1, 2011)
American Century International Bond Funds (SAI dated November 1, 2011)
American Century Investment Trust (SAI dated August 1, 2011)
American Century Quantitative Equity Funds, Inc. (SAI dated October 31, 2011)
American Century Target Maturities Trust (SAI dated February 1, 2011)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2011)

Supplement dated December 29, 2011

The second sentence of the last paragraph of the Board Leadership Structure and Standing Board Committees section of the SAI is replaced with the following:

It currently consists of John Freidenrich, Ronald J. Gilson, Frederick L.A. Grauer and John B. Shoven.

In the fourth paragraph of the Board Leadership Structure and Standing Board Committees section of the SAI, the Quality of Service Committee is now known as the Client Experience Oversight Committee.

The first two paragraphs of the Potential Conflicts of Interest section in the SAI are replaced with the following:

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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